                                     DEFINED ASSET FUNDSSM
--------------------------------------------
----------------------------------


                              EQUITY INVESTOR FUND
                              BLUE CHIP STOCK SERIES 5
                              PREMIER AMERICAN PORTFOLIO
                              (A UNIT INVESTMENT TRUST)
                              O   TOTAL RETURN FROM:
                              --    CAPITAL APPRECIATION
                              --    DIVIDEND INCOME
                              O   PROFESSIONAL SELECTION
                              O   DIVERSIFICATION
                              O   REINVESTMENT OPTION
                              O   QUARTERLY INCOME



SPONSORS:                      -------------------------------------------------
Merrill Lynch,                 The Securities and Exchange Commission has not
Pierce, Fenner & Smith         approved or disapproved these Securities or
Incorporated                   passed upon the adequacy of this prospectus. Any
Salomon Smith Barney Inc.      representation to the contrary is a criminal
PaineWebber Incorporated       offense.
Dean Witter Reynolds Inc.      Prospectus dated July 9, 1999.

--------------------------------------------------------------------------------

Def ined Asset FundsSM
Defined Asset FundsSM is America's oldest and largest family of unit investment trusts, with over $160 billion sponsored over the last 28 years. Defined Asset Funds has been a leader in unit investment trust research and product innovation. Our family of Funds helps investors work toward their financial goals with a full range of quality investments, including municipal, corporate and government bond portfolios, as well as domestic and international equity portfolios.

Defined Asset Funds offer a number of advantages:
   o A disciplined strategy of buying and holding with a long-term view is the cornerstone of Defined Asset Funds.
   o Fixed portfolio: Defined Funds follow a buy and hold investment strategy; funds are not managed and portfolio changes are limited.
o Defined Portfolios: We choose the stocks and bonds in advance, so you know what you're investing in.
o Professional research: Our dedicated research team seeks out stocks or bonds appropriate for a particular fund's objectives.
o Ongoing supervision: We monitor each portfolio on an ongoing basis.
No matter what your investment goals, tolerance for risk or time horizon, there's probably a Defined Asset Fund that suits your investment style. Your financial professional can help you select a Defined Asset Fund that works best for your investment portfolio.

THE FINANCIAL INFORMATION IN THIS PROSPECTUS IS AS OF THE EVALUATION DATE, MARCH 31, 1999.


CONTENTS
                                                                PAGE
                                                          -----------
Risk/Return Summary.....................................           3
What You Can Expect From Your Investment................           6
   Income...............................................           6
   Records and Reports..................................           6
The Risks You Face......................................           6
   Litigation and Legislation Risks.....................           6
Selling or Exchanging Units.............................           6
   Sponsors' Secondry Market............................           7
   Selling Units to the Trustee.........................           7
   Rollover/Exchange Option.............................           7
How The Fund Works......................................           8
   Pricing..............................................           8
   Evaluations..........................................           9
   Income...............................................           9
   Expenses.............................................           9
   Portfolio Changes....................................          10
   Portfolio Termination................................          10
   No Certificates......................................          10
   Trust Indenture......................................          10
   Legal Opinion........................................          11
   Auditors.............................................          11
   Sponsors.............................................          12
   Trustee..............................................          12
   Underwriters' and Sponsors' Profits..................          12
   Public Distribution..................................          12
   Code of Ethics.......................................          12
   Year 2000 Issues.....................................          13
   Advertising and Sales Literature.....................          13
Taxes...................................................          12
Supplemental Information................................          14
Financial Statements....................................          15
   Report of Independent Accountants....................
   Statement of Condition...............................

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY


       1.  WHAT IS THE PORTFOLIO'S OBJECTIVE?
           The Portfolio seeks total return through capital appreciation and, to a lesser extent, dividend income by investing in a fixed portfolio of blue chip common stocks. You can participate in the Portfolio by purchasing units. Each unit represents an equal share of the stocks in the Portfolio and receives an equal share of income distributions.
       2.  WHAT IS THE PORTFOLIO'S INVESTMENT STRATEGY?
           The Portfolio contains 34 blue chip stocks. These stocks:
        o  are relatively high-priced;
        o  are issued primarily by leading American corporations; and
        o have established records of earnings and uninterrupted dividend payments over a relatively long period of time. One issuer, Berkshire Hathaway Inc., does not pay dividends but in the opinion of Defined Asset Funds research analysts otherwise qualifies as a blue chip stock.
           The Portfolio plans to hold the stocks in the Portfolio for about one year. At the end of approximately one year, we will liquidate the Portfolio and select a new portfolio, if available.

       3. WHAT INDUSTRIES ARE REPRESENTED IN THE PORTFOLIO? Based upon the principal business of each issuer and current market values, the Portfolio represents the following industry sectors:
                                                 APPROXIMATE
                                                  PORTFOLIO
                                                  PERCENTAGE



        o  Health Care                                 25%
        o  Banking                                       9
        o  Diversified/Multi-Industries               4
        o  Insurance/Finance                         21
        o  Consumer Products                        16
        o  Other Industries                            25



       4.  WHAT ARE THE SIGNIFICANT RISKS?
           YOU CAN LOSE MONEY BY INVESTING IN THE PORTFOLIO. THIS CAN HAPPEN FOR VARIOUS REASONS, INCLUDING:
        o  Stock prices can be volatile.
        o  Share prices may decline during the life of the Portfolio.
        o The Portfolio may continue to purchase or hold the stocks originally selected even though their market value or yield may have changed.

       5.  IS THIS PORTFOLIO APPROPRIATE FOR YOU?
           Yes, if you want total return through capital appreciation and dividend income. You will benefit from a professionally selected and supervised portfolio whose risk is reduced by investing in equity securities of different issuers.
           The Portfolio is not appropriate for you if you are unwilling to take the risk involved with an equity investment. It may not be appropriate for you if you are seeking preservation of capital or high current income.
       6.  WHAT ARE THE PORTFOLIO'S FEES AND EXPENSES?
           This table shows the costs and expenses you may pay, directly or indirectly, when you invest in the Portfolio.


           ESTIMATED ANNUAL OPERATING EXPENSES


                                                        AMOUNT
                                                     PER 1,000
                                                          UNIT
                                                    -----------
                                                     $    0.79
           Trustee's Fee
                                                     $    0.45
           Portfolio Supervision,
           Bookkeeping and
           Administrative Fees
           (including updating
           expenses)
                                                     $    0.22
           Organization Costs
                                                     $    0.10
           Other Operating Expenses
                                                    -----------
                                                     $    1.56
           TOTAL



           The Sponsors historically paid organization costs and updating expenses.



           You will pay an up-front sales fee of approximately 1.00%, as well as a monthly deferred sales fee of $2.50 per 1,000 units deducted from the Portfolio's net asset value starting May 1999 through November 1999.


           The maximum sales fees are as follows:


                                                 YOUR MAXIMUM
                                                    SALES FEE
                     IF YOU INVEST:                  WILL BE:
           -----------------------------------  -----------------
           Less than $50,000                             2.75%
           $ 50,000 to $99,999                           2.50%
           $100,000 to $249,999                          2.00%
           $250,000 to $999,999                          1.75%
           $1,000,000 or more                            1.00%



       7.  IS THE PORTFOLIO MANAGED?
           Unlike a mutual fund, the Portfolio is not managed and stocks are not sold because of market changes. The Sponsors monitor the portfolio and may instruct the Trustee to sell securities under certain limited circumstances.



       8.  HOW DO I BUY UNITS?
           You can buy units from any of the Sponsors and other broker-dealers. The Sponsors are listed later in this prospectus. Some banks may offer units for sale through special arrangements with the Sponsors, although certain legal restrictions may apply. Employees of certain Sponsors and Sponsor affiliates and non-employee directors of certain of the Sponsors may purchase Units at a reduced sales charge.
           The minimum investment is $250.

           UNIT PRICE PER 1,000 UNITS           $1,041.09
           (as of March 31, 1999)
           Unit price is based on the net asset value of the Portfolio plus the up-front sales fee.
           The Portfolio stocks are valued by the Trustee on the basis of their closing prices at 4:00 p.m. Eastern time every business day. Unit price changes every day with changes in the prices of the stocks.



       9.  HOW DO I SELL UNITS?
           You may sell your units at any time to any Sponsor or the Trustee for the net asset value determined at the close of business on the date of sale.



      10.  HOW ARE DISTRIBUTIONS MADE AND TAXED?
           The Fund pays distributions of any dividend income, net of expenses, on the 25th of June, September and December, 1999, and February, 2000 if you own units on the 10th of those months. Distributions of ordinary income will be dividends for federal income tax purposes and may be eligible for the dividends-received deduction for corporations. Distributions to foreign investors will generally be subject to withholding taxes.

      11.  WHAT OTHER SERVICES ARE AVAILABLE?
           REINVESTMENT
           You may choose to reinvest your income distributions into additional units of the Portfolio. You will pay only the deferred sales fee remaining at the time of reinvestment. Unless you choose reinvestment, you will receive your distributions in cash.
           EXCHANGE PRIVILEGES
           You may exchange units of this Portfolio for units of certain other Defined Asset Funds. You may also exchange into this Portfolio from certain other funds. We charge a reduced sales fee on designated exchanges.

WHAT YOU CAN EXPECT FROM YOUR INVESTMENT

INCOME

The Portfolio will pay to you any income it has received quarterly. Because the Portfolio generally pays dividends as they are received, individual income payments will fluctuate based upon the amount of dividends declared and paid by each issuer. Other reasons your income may vary are:
   o changes in the Portfolio because of additional securities purchases or sales;
   o a change in the Portfolio's expenses; and
   o the amount of dividends declared and paid.

There can be no assurance that any dividends will be declared or paid.

RECORDS AND REPORTS

You will receive:
o a notice from the Trustee if new equity securities are deposited in exchange or substitution for equity securities originally deposited;
o an annual report on Portfolio activity; and
o annual tax information. This will also be sent to the IRS. You must report the amount of income received during the year. Please contact your tax advisor in this regard.

You may request audited financial statements of the Portfolio from the Trustee.

You may inspect records of Portfolio transactions at the Trustee's office during regular business hours.

THE RISKS YOU FACE

LITIGATION AND LEGISLATION RISKS

We do not know of any pending litigation that might have a material adverse effect upon the Portfolio.

Future tax legislation could affect the value of the Portfolio by:
   o reducing the dividends-received deduction or
   o increasing the corporate tax rate resulting in less money available for dividend payments.

SELLING OR EXCHANGING UNITS

You can sell your units at any time for a price based on their net asset value. Your net asset value is calculated each business day by:
   o adding the value of the Portfolio Securities, cash and any other Portfolio assets;
   o subtracting accrued but unpaid Portfolio expenses, unreimbursed Trustee advances, cash held to buy back units or for distribution to investors, and any other Portfolio liabilities; and
   o dividing the result by the number of outstanding units.

Your net asset value when you sell may be more or less than your cost because of sales fees, market movements and changes in the Portfolio.

If you sell your units before the final deferred sales fee installment, the amount of any remaining payments will be deducted from your proceeds.

SPONSORS' SECONDARY MARKET

While we are not obligated to do so, we will buy back units at net asset value. We may resell the units to other buyers or to the Trustee.

We have maintained a secondary market continuously for more than 28 years, but we could discontinue it without prior notice for any business reason.

SELLING UNITS TO THE TRUSTEE

Regardless of whether we maintain a secondary market, you can sell your units to the Trustee at any time by contacting your broker, dealer or financial institution that holds your units in street name. Sometimes, additional documents are needed such as a trust document, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian.

Within seven days after your request and the necessary documents are received, the Trustee will mail a check to you. Contact the Trustee for additional information.

As long as we are maintaining a secondary market, the Trustee will sell your units to us at a price based on net asset value. If there is no secondary market, the Trustee will sell your units in the over-the-counter market if it believes it can obtain a higher price. In that case, you will receive the net proceeds of the sale.

If the Portfolio does not have cash available to pay you for the units you are selling, the agent for the Sponsors will select securities to be sold. These sales could be made at times when the securities would not otherwise be sold and may result in your receiving less than you paid for your unit and also reduce the size and diversity of the Portfolio.

If you sell units with a value of at least $250,000, you may choose to receive your distribution 'in kind.' If you so choose, you will receive securities and cash with a total value equal to the price of your units. The Trustee will try to distribute securities in the portfolio pro rata, but it reserves the right to distribute only one or a few securities. The Trustee will act as your agent in an in-kind distribution and will either hold the securities for your account or transfer them as you instruct. You must pay any transaction costs as well as transfer and ongoing custodial fees on sales of securities distributed in kind.

There could be a delay in paying you for your units:
   o if the New York Stock Exchange is closed (other than customary weekend and holiday closings);
   o if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making sale or evaluation of the securities not reasonably practicable; and
   o for any other period permitted by SEC order.

ROLLOVER/EXCHANGE OPTION

When this Portfolio is about to terminate, you may have the option to roll your proceeds into the next Blue Chip Stock Portfolio if one is available.

If you hold your units with one of the Sponsors and notify your financial adviser by March 31, 2000, your units will be redeemed and the proceeds from the sale of the securities will be reinvested in units of the new Blue Chip Stock

Portfolio. If you decide not to roll over your proceeds, you will receive a cash distribution (or, if you so choose, an in-kind distribution) after the Portfolio terminates.

The Portfolio will terminate by May 1, 2000. You may, by written notice to the Trustee at least ten business days prior to termination, elect to receive an in-kind distribution of your pro rata share of the Securities remaining in the Portfolio at that time (net of your share of expenses). Of course you can sell your Units at any time prior to termination.

You may exchange units of this Portfolio for units of another Select or Focus Series or certain other Defined Asset Funds any time before this Portfolio terminates. If you continue to hold your Units, you may exchange units of this Portfolio for units of certain other Defined Asset Funds at a reduced sales fee if your investment goals change. To exchange units, you should talk to your financial professional about what Portfolios are exchangeable, suitable and currently available.

We may amend or terminate the options to exchange your units or roll your proceeds at any time without notice.

HOW THE FUND WORKS

PRICING

Units are charged a combination of initial and deferred sales fees.

In addition, during the initial offering period, a portion of the price of a unit also consists of securities to pay all or some of the costs of organizing the Portfolio including:
   o cost of initial preparation of legal documents;
   o federal and state registration fees;
   o initial fees and expenses of the Trustee;
   o initial audit; and
   o legal expenses and other out-of-pocket expenses.

The estimated organization costs will be deducted from the assets of the Portfolio as of the close of the initial offering period.

The deferred sales fee is generally a monthly charge of $2.50 per 1,000 units and is accrued in seven monthly installments May 1, 1999 through November 1, 1999. Units redeemed or repurchased prior to the accrual of the final deferred sales fee installment will have the amount of any remaining installments deducted from the redemption or repurchase proceeds or deducted in calculating an in-kind distribution, however, this deduction will be waived in the event of the death or disability (as defined in the Internal Revenue Code of 1986) of an investor. If you redeem or sell your units on or after May 1, 1999 you will pay the remaining balance of the deferred sales fee for the year. The initial sales fee is equal to the aggregate sales fee less the aggregate amount of any remaining installments of the deferred sales fee.

It is anticipated that securities will not be sold to pay the deferred sales fee until after the date of the last installment. Investors will be at risk for market price fluctuations in the securities from the several installment accrual dates to the dates of actual sale of securities to satisfy this liability.

EVALUATIONS

The Trustee values the securities on each business day (i.e., any day other than Saturdays, Sundays and the following holidays as observed by the New York Stock Exchange: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). If the securities are listed on a national securities exchange or the Nasdaq National Market, evaluations are generally based on closing sales prices on that exchange or that system or, if closing sales prices are not available, at the mean between the closing bid and offer prices.

INCOME
o The annual income per unit, after deducting estimated annual Portfolio expenses per unit, will depend primarily upon the amount of dividends declared and paid by the issuers of the securities and changes in the expenses of the Portfolio and, to a lesser degree, upon the level of purchases of additional securities and sales of securities. There is no assurance that dividends on the securities will continue at their current levels or be declared at all.
o Each unit receives an equal share of distributions of dividend income net of estimated expenses. Each investor's quarterly income distribution will equal approximately one-quarter of the investor's pro rata share of the estimated annual income to the Income Account, after deducting estimated expenses. Because dividends on the securities are not received at a constant rate throughout the year, any distribution may be more or less than the amount then credited to the income account. The Trustee credits dividends received to an Income Account and other receipts to a Capital Account. The Trustee may establish a reserve account by withdrawing from these accounts amounts it considers appropriate to pay any material liability. These accounts do not bear interest.

EXPENSES

The Trustee is paid a fee monthly. It also benefits when it holds cash for the Portfolio in non-interest bearing accounts. The Trustee may also receive additional amounts:
   o for extraordinary services and costs of indemnifying the Trustee and the Sponsors;
   o costs of actions taken to protect the Portfolio and other legal fees and expenses;
   o expenses for keeping the Portfolio's registration statement current; and
   o Portfolio termination expenses and any governmental charges.

The Sponsors are currently reimbursed up to 45 cents per 1,000 units annually for providing portfolio supervisory, bookkeeping and administrative services and for any other expenses properly chargeable to the Portfolio. Legal, typesetting, electronic filing and regulatory filing fees and expenses associated with updating the Portfolio's registration statement yearly are also now chargeable to the Portfolio. While this fee may exceed the amount of these costs and expenses attributable to this Portfolio, the total of these fees for all Series of Defined Asset Funds will not exceed the aggregate amount attributable to all of these Series for any calendar year. Certain of these expenses were previously paid for by the Sponsors.

The Trustee's and Sponsors'fees may be adjusted for inflation without investors' approval.

The deferred sales fees you owe are paid from the Capital Account. Although we may collect the deferred sales charge monthly, to keep Units more fully invested we do not currently plan to pay the deferred sales charge until after the rollover notification date.

The Sponsors will pay advertising and selling expenses at no charge to the Portfolio. If Portfolio expenses exceed initial estimates, the Portfolio will owe the excess. The Trustee has a lien on Portfolio assets to secure reimbursement of Portfolio expenses and may sell securities if cash is not available.

PORTFOLIO CHANGES

If we maintain a secondary market in units but are unable to sell the units that we buy in the secondary market, we will redeem units, which will affect the size and composition of the portfolio.

We decide whether to offer units for sale that we acquire in the secondary market after reviewing:
   o diversity of the Portfolio;
   o size of the Portfolio relative to its original size;
   o ratio of Portfolio expenses to income; and
   o cost of maintaining a current prospectus.

PORTFOLIO TERMINATION

When the Portfolio is about to terminate you will receive a notice, and you will be unable to sell your units after that time. Unless you choose to receive an in-kind distribution of securities, we will sell any remaining securities, and you will receive your final distribution in cash.

You will pay your share of the expenses associated with termination, including brokerage costs in selling securities. This may reduce the amount you receive as your final distribution.

NO CERTIFICATES

All investors are required to hold their Units in uncertificated form and in 'street name' by their broker, dealer or financial institution at the Depository Trust Company.

TRUST INDENTURE

The Portfolio is a 'unit investment trust' governed by a Trust Indenture, a contract among the Sponsors and the Trustee, which sets forth their duties and obligations and your rights. A copy of the Indenture is available to you on request to the Trustee. The following summarizes certain provisions of the Indenture.

The Sponsors and the Trustee may amend the Indenture without your consent:
   o to cure ambiguities;
   o to correct or supplement any defective or inconsistent provision;
   o to make any amendment required by any governmental agency; or
   o to make other changes determined not to be materially adverse to your best interest (as determined by the Sponsors).
Investors holding 51% of the units may amend the Indenture. Every investor must consent to any amendment that changes the 51% requirement. No amendment may reduce your interest in the Portfolio without your written consent.

The Trustee may resign by notifying the Sponsors. The Sponsors may remove the Trustee without your consent if:
   o it fails to perform its duties;
   o it becomes incapable of acting or bankrupt or its affairs are taken over by public authorities; or

   o the Sponsors determine that its replacement is in your best interest. Investors holding 51% of the units may remove the Trustee. The Trustee may resign or be removed by the Sponsors without the consent of investors. The resignation or removal of the Trustee becomes effective when a successor accepts appointment. The Sponsors will try to appoint a successor promptly; however, if no successor has accepted within 30 days after notice of resignation, the resigning Trustee may petition a court to appoint a successor.

Any Sponsor may resign as long as one Sponsor with a net worth of $2 million remains and agrees to the resignation. The remaining Sponsors and the Trustee may appoint a replacement. If there is only one Sponsor and it fails to perform its duties or becomes bankrupt the Trustee may:
   o remove it and appoint a replacement Sponsor;
   o liquidate the Portfolio; or
   o continue to act as Trustee without a Sponsor.

Merrill Lynch, Pierce, Fenner & Smith Incorporated acts as agent for the
Sponsors.

The Trust Indenture contains customary provisions limiting the liability of the Trustee and the Sponsors.

LEGAL OPINION

Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsors, has given an opinion that the units are validly issued.

AUDITORS

Deloitte & Touche LLP, 2 World Financial Center, New York, New York 10281, independent accountants, audited the Statement of Condition included in this prospectus.

SPONSORS

The Sponsors are:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (a wholly-owned subsidiary of Merrill Lynch & Co., Inc.)
P.O. Box 9051,
Princeton, NJ 08543-9051

SALOMON SMITH BARNEY INC. (an indirectly wholly-owned subsidiary of Citigroup Inc.)
388 Greenwich Street--23rd Floor,
New York, NY 10013

DEAN WITTER REYNOLDS INC. (a principal operating subsidiary of Morgan Stanley Dean Witter & Co.)
Two World Trade Center--59th Floor,
New York, NY 10048
PAINEWEBBER INCORPORATED (a wholly-owned subsidiary of PaineWebber Group Inc.) 1285 Avenue of the Americas,
New York, NY 10019

Each Sponsor is a Delaware corporation and it, or its predecessor, has acted as sponsor to many unit investment trusts. As a registered broker-dealer each Sponsor buys and sells securities (including investment company shares) for others (including investment companies) and participates as an underwriter in various selling groups.

TRUSTEE

The Chase Manhattan Bank Unit Trust Department, 4 New York Plaza--6th Floor, New York, New York 10004, is the Trustee. It is supervised by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and New York State banking authorities.

UNDERWRITERS' AND SPONSORS' PROFITS

Underwriters receive sales charges when they sell units. Any cash made available by you to the Sponsors before the settlement date for those units may be used in the Sponsors' businesses to the extent permitted by federal law and may benefit the Sponsors.

A Sponsor or Underwriter may realize profits or sustain losses on stocks in the Portfolio which were acquired from underwriting syndicates of which it was a member.

In maintaining a secondary market, the Sponsors will realize profits or sustain losses in the amount of any difference between the prices at which they buy units and the prices at which they resell or redeem them.

PUBLIC DISTRIBUTION

During the initial offering period, units will be distributed to the public by the Sponsors and dealers who are members of the National Association of Securities Dealers, Inc.

Dealers will be entitled to a concession of $11 per 1,000 units sold or redeemed ($5 per 1,000 Units for purchases of $1 million or more).

The Sponsors do not intend to qualify units for sale in any foreign countries. This prospectus does not constitute an offer to sell units in any country where units cannot lawfully be sold.

CODE OF ETHICS

Merrill Lynch, as agent for the Sponsors, has adopted a code of ethics requiring reporting of personal securities transactions by its employees with access to information on portfolio transactions. The goal of the code is to prevent fraud, deception or misconduct against the Portfolio and to provide reasonable standards of conduct.

YEAR 2000 ISSUES

Many computer systems were designed in such a way that they may be unable to distinguish between the year 2000 and the year 1900 (commonly known as the 'Year 2000 Problem'). We do not expect that the computer system changes necessary to prepare for the Year 2000 will cause any major operational difficulties for the Portfolio. The Year 2000 Problem may adversely affect the issuers of the securities contained in the Portfolio, but we cannot predict whether any impact will be material to the Portfolio as a whole.

ADVERTISING AND SALES LITERATURE

Advertising and sales literature may include brief descriptions of the principal businesses of the companies represented in the Portfolio and the research analysis of why they were selected.

TAXES

The following summarizes the material income tax consequences of holding Units. It assumes that you are not a dealer in securities, financial institution, insurance company or other investor with special circumstances. You should consult your own tax adviser about your particular circumstances.

GENERAL TREATMENT OF THE FUND AND YOUR INVESTMENT

The Portfolio intends to qualify for special tax treatment as a regulated investment company so that it will not be subject to federal income tax on the portion of its taxable income that it distributes to investors in a timely manner.

DISTRIBUTIONS

Distributions to you of the Portfolio's dividend income and of the Portfolio's gains from Securities it has held for one year or less will generally be taxed to you as ordinary income. Distributions to you in excess of the Portfolio's taxable income will be treated as a return of capital and will reduce your basis in your Units. To the extent such distributions exceed your basis, they will be treated as gain from the sale of your Units.

Distributions to you that are treated as ordinary income will constitute dividends for federal income tax purposes. Corporate investors may be eligible for the 70% dividends-received deduction with respect to these distributions. You should consult your tax adviser.

Distributions to you of the Portfolio's net capital gain that are designated as capital gain dividends will generally be taxable to you as long-term capital gain, regardless of how long you have held your Units.

GAIN OR LOSS UPON DISPOSITION

You will generally recognize capital gain or loss when you dispose of your Units. If you receive Securities upon redemption of your Units, you will generally recognize capital gain or loss equal to the difference between your basis in your Units and the fair market value of the Securities received in redemption.

If your net long-term capital gains exceed your net short-term capital losses, the excess may be subject to tax at a lower rate than ordinary income. Any capital gain or loss will generally be long-term if you have held your investment which produces the gain or loss for more than one year and short-term if you have held it for one year or less. Because the deductibility of capital losses is subject to limitations, you may not be able to deduct all of your capital losses. You should consult your tax adviser in this regard.

YOUR BASIS IN THE SECURITIES

Your aggregate basis in the Units will generally be equal to the cost of your Units, including the initial sales charge. You should not increase your basis in your Units by deferred sales charges or organizational expenses, because the tax reporting form and annual statements you receive will be based on the net amounts paid to you, from which these expenses will already be deducted.

STATE AND LOCAL TAXES

Under the income tax laws of the State and City of New York, the Portfolio will not be taxed as a corporation, and the income of the Portfolio will be treated as the income of the investors in the same manner as for federal income tax purposes.

FOREIGN INVESTORS

If you are a foreign investor and you are not engaged in a U.S. trade or business, you generally will be subject to 30% withholding tax (or a lower applicable treaty rate) on distributions. You should consult your tax adviser about the possible application of federal, state and local, and foreign taxes.

RETIREMENT PLANS

You may wish to purchase units for an Individual Retirement Account ('IRAs') or other retirement plan. Generally, capital gains and income received in each of these plans are exempt from federal taxation. All distributions from these types of plans are generally treated as ordinary income but may, in some cases, be eligible for tax-deferred rollover treatment. You should consult your attorney or tax adviser about the specific tax rules relating to these plans. These plans are offered by brokerage firms, including the Sponsors of this Portfolio, and other financial institutions. Fees and charges with respect to such plans may vary.

SUPPLEMENTAL INFORMATION

You can receive at no cost supplemental information about the Portfolio by calling the Trustee. The supplemental information includes more detailed risk disclosure and general information about the structure and operation of the Portfolio. The supplemental information is also available from the SEC.

EQUITY INVESTOR FUND,
BLUE CHIP STOCK SERIES 5 PREMIER AMERICAN PORTFOLIO,
DEFINED ASSET FUNDS

REPORT OF INDEPENDENT ACCOUNTANTS



The Sponsors, Trustee and Holders
  of Equity Investor Fund, Blue Chip Stock Series 5
  Premier American Portfolio, Defined Asset Funds:

We have audited the accompanying statement of condition of Equity Investor Fund, Blue Chip Stock Series 5 Premier American Portfolio, Defined Asset Funds, including the portfolio, as of March 31, 1999 and the related statements of operations and of changes in net assets for the period April 3, 1998 to March 31, 1999. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Securities owned at March 31, 1999, as shown in such portfolio, were confirmed to us by Chase Manhattan Bank, the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Equity Investor Fund, Blue Chip Stock Series 5 Premier American Portfolio, Defined Asset Funds at March 31, 1999 and the results of its operations and changes in its net assets for the above-stated period in conformity with generally accepted accounting principles.




DELOITTE & TOUCHE

New York, N.Y.
May 21, 1999

EQUITY INVESTOR FUND,
BLUE CHIP STOCK SERIES 5 PREMIER AMERICAN PORTFOLIO,
DEFINED ASSET FUNDS

STATEMENT OF CONDITION
AS OF MARCH 31, 1999


TRUST PROPERTY:
  Investment in marketable securities - at value
    (cost $237,140,552) (Note 1)                                        $249,664,549
  Dividends receivable                                                       284,050
  Proceeds receivable for securities sold                                  1,085,074

            Total trust property                                         251,033,673

LESS LIABILITIES:
  Advance from Trustee                                   $    254,485
  Redemptions payable                                       2,460,025
  Accrued fees and expenses                                    28,893
  Deferred organization costs                                 125,454      2,868,857

NET ASSETS, REPRESENTED BY:
  240,773,118 units of fractional undivided interest
    outstanding (Note 3)                                  248,156,717
  Undistributed net investment income                           8,099   $248,164,816

UNIT VALUE ($248,164,816 / 240,773,118 units)                               $1.03070


                              See Notes to Financial Statements.





























                                              D-2

EQUITY INVESTOR FUND,
BLUE CHIP STOCK SERIES 5 PREMIER AMERICAN PORTFOLIO,
DEFINED ASSET FUNDS

STATEMENT OF OPERATIONS


                                                                          April 3,
                                                                           1998 to
                                                                          March 31,
                                                                            1999

INVESTMENT INCOME:
  Dividend income                                                        $ 2,732,896
  Trustee's fees and expenses                                               (231,300)
  Sponsors' fees                                                            (103,271)

  Net investment income                                                    2,398,325

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Realized gain on securities sold                                           389,705
  Unrealized appreciation of investments                                  12,523,997

  Net realized and unrealized gain on investments                         12,913,702

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     $15,312,027


                              See Notes to Financial Statements.




















                                              D-3

EQUITY INVESTOR FUND,
BLUE CHIP STOCK SERIES 5 PREMIER AMERICAN PORTFOLIO,
DEFINED ASSET FUNDS

STATEMENT OF CHANGES IN NET ASSETS


                                                                          April 3,
                                                                          1998 to
                                                                         March 31,
                                                                            1999

OPERATIONS:
  Net investment income                                                 $  2,398,325
  Realized gain on securities sold                                           389,705
  Unrealized appreciation of investments                                  12,523,997

  Net increase in net assets resulting from operations                    15,312,027

INCOME DISTRIBUTIONS TO HOLDERS (Note 2)                                  (2,542,023)

CAPITAL SHARE TRANSACTIONS:
  Issuance of 281,921,455 units                                          280,814,530
  Redemptions of 41,682,342 units                                        (41,080,810)
  Deferred sales charge                                                   (4,735,098)
  Deferred organizational costs                                             (125,454)

  Net capital share transactions                                         234,873,168

NET INCREASE IN NET ASSETS                                               247,643,172

NET ASSETS AT BEGINNING OF PERIOD                                            521,644

NET ASSETS AT END OF PERIOD                                             $248,164,816

PER UNIT:
  Income distributions during period                                        $0.01030

  Net asset value at end of period                                          $1.03070

TRUST UNITS OUTSTANDING AT END OF PERIOD                                 240,773,118


                              See Notes to Financial Statements.
















                                              D-4

EQUITY INVESTOR FUND,
BLUE CHIP STOCK SERIES 5 PREMIER AMERICAN PORTFOLIO,
DEFINED ASSET FUNDS

NOTES TO FINANCIAL STATEMENTS


1.   SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

(a) Securities are stated at market value; for securities listed on a national securities exchange value is based on the closing sale price on such exchange and for securities not so listed, value is based on the current bid price on the over the counter market. The value of the securities on April 3, 1998 was based upon valuations at April 1, 1998, the day prior to the Date of Deposit. Cost of securities at April 3, 1998 was also based on such valuations. Gains or losses on sales of securities are computed using the first-in, first-out method.

(b) The Fund is not subject to income taxes. Accordingly, no provision for such taxes is required.

(c)  Dividend income is recorded as earned.

2.   DISTRIBUTIONS

     A distribution of net investment income is made to Holders on the 25th day of June, September, December and February to holders of record on the 10th day of each month. Receipts other than dividends, after deductions for redemptions and applicable expenses, are also distributed.

3.   NET CAPITAL

Cost of 240,773,118 units at Date of Deposit                  $242,074,491
Less sales charge                                                2,396,778
Net amount applicable to Holders                               239,677,713
Redemptions of units - net cost of 41,682,342 units
  redeemed less redemption amounts                                 425,854
Deferred sales charge                                           (4,735,098)
Deferred organizational costs                                     (125,454)
Realized gain on securities sold                                   389,705
Net unrealized appreciation of investments                      12,523,997

Net capital applicable to Holders                             $248,156,717

4.   INCOME TAXES

     As of March 31, 1999, net unrealized appreciation of investments, based on cost for Federal income tax purposes, aggregated $12,523,997 of which $24,109,331 related to appreciated securities and $11,585,334 related to depreciated securities. The cost of the investment securities for Federal income tax purposes was $237,140,552 at March 31, 1999.

EQUITY INVESTOR FUND,
BLUE CHIP STOCK SERIES 5 PREMIER AMERICAN PORTFOLIO,
DEFINED ASSET FUNDS

PORTFOLIO
AS OF MARCH 31, 1999


                                             Number of                     Current
                                             Shares of    Percentage        Annual       Cost of
    Portfolio No. and Title of                 Common          of          Dividend    Securities
            Securities                         Stock        Fund(3)      Per Share(2)    to Fund         Value(1)

1    Abbott Laboratories (4)                  88,500          1.66%         $0.60      $  3,468,164     $  4,142,906
2    Armstrong World Industries Inc.          43,700          0.79           1.92         3,342,510        1,974,694
3    American International Group (5)         66,550          3.22           0.22         5,995,910        8,027,594
4    Bershire Hathaway Inc. (Class B)         14,484         13.64                       33,759,739       34,051,884
5    Bestfoods (4)                             88,700         1.67           0.98         5,034,658        4,168,900
6    Bristol-Myers Squibb Company (4)         86,900          2.24           0.86         4,811,188        5,588,756
7    Chubb Corporation                        43,100          1.01           1.28         3,372,493        2,524,044
8    Clorox Company                           86,800          4.07           1.44         7,792,465       10,171,875
9    Coca-Cola Company                        42,750          1.05           0.64         3,404,847        2,623,781
10   Comerica Inc. (5)                        65,875          1.65           1.44         4,394,634        4,113,070
11   Dayton Hudson Corporation (4)           176,400          4.71           0.40         8,186,140       11,752,650
12   Fifth Third Bancorp (5)                  66,425          1.75           0.80         3,718,896        4,379,898
13   General Electric Company                 87,450          3.87           1.40         7,605,094        9,674,156
14   Gillette Company (4)                    177,300          4.22           0.51        10,131,606       10,538,269
15   Grainger (W.W.) Inc. (4)                 88,800          1.53           0.60         4,495,266        3,823,950
16   Household International Inc. (6)        266,550          4.87           0.68        12,361,826       12,161,343
17   Jefferson-Pilot Corporation (5)         132,200          3.59           1.18         7,705,058        8,956,550
18   Johnson & Johnson                        42,600          1.60           1.00         3,107,855        3,991,088
19   Lincoln National Corporation             43,250          1.71           2.20         3,938,753        4,276,344
20   Marsh & McLennan Companies Inc.(5)      131,800          3.92           1.60         7,847,110        9,777,913
21   Merck & Co., Inc. (4)                    88,850          2.85           1.08         5,502,420        7,124,659
22   Minnesota Mining & Mfg. Company          43,850          1.24           2.24         3,865,355        3,102,388
23   Pfizer Inc.                               88,600         4.92           0.88         9,644,592       12,293,250
24   Procter & Gamble Company                 44,050          1.73           1.14         3,746,943        4,314,147
25   Republic New York Corporation (4)        88,000          1.63           1.04         5,686,859        4,059,000
26   Schering-Plough Corporation (4)         176,950          3.92           0.44         7,887,803        9,787,547
27   Schlumberger Limited                    132,550          3.20           0.75         9,541,328        7,977,853
28   SunTrust Banks Inc.                      44,300          1.10           1.38         3,436,884        2,757,675
29   Textron Inc.                              44,050         1.37           1.30         3,313,218        3,408,369
30   Wachovia Corporation                     44,050          1.43           1.96         3,682,753        3,576,309
31   Walt Disney Company (6)                 266,200          3.32           0.21         9,951,607        8,285,475
32   Warner-Lambert Company (6)              265,800          7.05           0.80        17,713,652       17,592,637
33   Wrigley (WM.) Jr. Company                44,000          1.59           0.80         4,021,031        3,979,250
34   Xerox Corporation (4)                    87,800          1.88           0.80         4,671,895        4,686,325


                                                            100.00%                    $237,140,552     $249,664,549




(1) See notes to financial statements.
(2) Based on latest quarterly or semi-annual ordinary dividend declared.
(3) Based on value.
(4) Includes 2 for 1 stock split.
(5) Includes 3 for 2 stock split.
(6) Includes 3 for 1 stock split.
                                                             D-6

                             Defined
                             Asset FundsSM


HAVE QUESTIONS ?                         EQUITY INVESTOR FUND
Request the most                         BLUE CHIP STOCK SERIES 5
recent free Information                  PREMIER AMERICAN PORTFOLIO
Supplement that gives more               (A Unit Investment Trust)
details about the Fund,                  ---------------------------------------
by calling:                              This Prospectus does not contain
The Chase Manhattan Bank                 complete information about the
1-800-323-1508                           investment company filed with the
                                         Securities and Exchange Commission in
                                         Washington, D.C. under the:
                                         o Securities Act of 1933 (file no.
                                         333-43731) and
                                         o Investment Company Act of 1940 (file
                                         no. 811-3044).
                                         TO OBTAIN COPIES AT PRESCRIBED RATES--
                                         WRITE: Public Reference Section of the
                                         Commission
                                         450 Fifth Street, N.W., Washington,
                                         D.C. 20549-6009
                                         CALL: 1-800-SEC-0330.
                                         VISIT: http://www.sec.gov.
                                         ---------------------------------------
                                         No person is authorized to give any
                                         information or representations about
                                         this Fund not contained in this
                                         Prospectus or the Information
                                         Supplement, and you should not rely on
                                         any other information.
                                         ---------------------------------------
                                         When units of this Fund are no longer
                                         available, this Prospectus may be used
                                         as a preliminary prospectus for a
                                         future series, but some of the
                                         information in this Prospectus will be
                                         changed for that series.
                                         Units of any future series may not be
                                         sold nor may offers to buy be accepted
                                         until that series has become effective
                                         with the Securities and Exchange
                                         Commission. No units can be sold in any
                                         State where a sale would be illegal.


                                                      70063--8/99